EXHIBIT 99.1

          EBITDA represents net income before interest, taxes, depreciation and amortization.  EBITDA is presented here because NV Energy, Inc. (the “Company”) considers it a supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity.  EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP.  Some of these limitations are:

•	EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debts;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in this industry may calculate EBITDA differently than we do, which will limit its usefulness as a comparative measure.

Because of these limitations, the Company’s management relies primarily on our GAAP results as a measure of the Company’s performance and uses EBITDA on a supplemental basis.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
NV Energy, Inc.
EBITDA
	Nine Months ended September 30,				Year ended December 31,						LTM September 30,
	2009		2008		2008		2007		2006		2009
Net Income	$178,785		$210,975		$208,887		$197,295		$277,451		$176,697

Interest charges (including AFUDC(1))	250,996		213,500		300,857		279,788		311,088		338,353
Income taxes	80,704		99,146		95,354		87,555		145,605		76,912
Depreciation and amortization	240,912		185,656		260,608		235,532		228,875		315,864

EBITDA	$751,397		$709,277		$865,706		$800,170		$963,019		$907,826

EBITDA/Interest Expense	2.99	x	3.32	x	2.88	x	2.86	x	3.10	x	2.68	x
Debt/EBITDA	7.40	x	6.77	x	6.09	x	5.31	x	4.16	x	6.12	x

NV Energy, Inc.

Interest charges (including AFUDC(1))	$250,996		$213,500		$300,857		$279,788		$311,088		$338,353

Long-Term debt	$5,549,052		$4,793,078		$5,266,982		$4,137,864		$4,001,542		$5,549,052
Current maturities of long term debt	9,286		9,794		9,291		110,285		8,348		9,286
Total Debt	$5,558,338		$4,802,872		$5,276,273		$4,248,149		$4,009,890		$5,558,338

Nevada Power Company
EBITDA
	Nine Months ended September 30,				Year ended December 31,						LTM September 30,
	2009		2008		2008		2007		2006		2009
Net Income	$140,941		$165,482		$151,431		$165,694		$224,540		$126,890

Interest charges (including AFUDC(1))	170,535		130,732		186,822		174,667		176,612		226,625
Income taxes	65,857		80,942		71,382		78,352		117,510		56,297
Depreciation and amortization	160,869		120,855		171,080		152,139		141,585		211,094

EBITDA	$538,202		$498,011		$580,715		$570,852		$660,247		$620,906

EBITDA/Interest Expense	3.16	x	3.81	x	3.11	x	3.27	x	3.74	x	2.74	x
Debt/EBITDA	6.89	x	5.99	x	5.84	x	4.44	x	3.61	x	5.98	x

Nevada Power Company

Interest charges (including AFUDC(1))	$170,535		$130,732		$186,822		$174,667		$176,612		$226,625

Long-Term debt	$3,701,308		$2,975,201		$3,385,106		$2,528,141		$2,380,139		$3,701,308
Current maturities of long term debt	9,286		8,656		8,691		8,642		5,948		9,286
Total Debt	$3,710,594		$2,983,857		$3,393,797		$2,536,783		$2,386,087		$3,710,594

Sierra Pacific Power Company
EBITDA
	Nine Months ended September 30,				Year ended December 31,						LTM September 30,
	2009		2008		2008		2007		2006		2009
Net Income	$58,206		$68,052		$90,582		$65,667		$57,709		$80,736

Interest charges (including AFUDC(1))	51,473		51,458		72,712		60,735		71,506		72,727
Income taxes	25,926		29,423		37,603		26,009		27,829		34,106
Depreciation and amortization	80,043		64,801		89,528		83,393		87,279		104,770

EBITDA	$215,648		$213,734		$290,425		$235,804		$244,323		$292,339

EBITDA/Interest Expense	4.19	x	4.15	x	3.99	x	3.88	x	3.42	x	4.02	x
Debt/EBITDA	6.32	x	6.05	x	4.81	x	5.03	x	4.39	x	4.66	x

Sierra Pacific Power Company

Interest charges (including AFUDC(1))	$51,473		$51,458		$72,712		$60,735		$71,506		$72,727

Long-Term debt	$1,362,002		$1,292,867		$1,395,987		$1,084,550		$1,070,858		$1,362,002
Current maturities of long term debt	-		1,139		600		101,643		2,400		-
Total Debt	$1,362,002		$1,294,006		$1,396,587		$1,186,193		$1,073,258		$1,362,002

(1) Allowance for Funds Used During Construction or Allowance for Borrowed Funds Used During Construction.